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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference of our report dated May 23, 1996 relating to the financial statements of Comtech Sunrise, Inc. in the Prospectus constituting part of World Access, Inc.'s Registration Statement on Form S-3. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Tedder, Grimsley & Company, P.A.


July 10, 1996